UNDISCOVERED MANAGERS FUNDS
JPMorgan Realty Income Fund
(the “Fund”)
(All Share Classes)
Supplement dated November 1, 2021
to the Summary Prospectuses and Prospectuses
dated July 1, 2021, as supplemented
Effective immediately, the third paragraph under the “Risk/Return Summaries — What are the Fund’s main investment strategies?” and under the “More About the Fund — Additional Information about the Funds’ Investment Strategies” sections is hereby deleted and replaced with the following:
The REIT research team takes an in‑depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the team to determine each company’s normalized earnings (i.e., projected earnings adjusted to reflect what the company should earn at the midpoint of an economic cycle) and growth potential, from which they evaluate whether each company’s current price fully reflects its long-term value. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on the companies in which the Fund invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-RINC-1121